Exhibit 99.1
Owlet Appoints Eclipse Partner Marc Stoll to Board of Directors

LEHI, Utah--(BUSINESS WIRE)--Owlet, Inc. (“Owlet” or the “Company”) (NYSE: OWLT), a pioneer of smart baby monitoring, today announces the appointment of Marc Stoll to the Company’s Board of Directors. Stoll is currently an Investment Partner at Eclipse, a strategic investment firm focused on advancing the Industrial Evolution. His experience spans more than 25 years across the global finance and technology industries, and his expertise in leading corporate strategy and operational excellence will help bolster Owlet’s future ventures and growth potential.

"I’m thrilled to join Owlet’s Board of Directors after spending time becoming very familiar with the brand and products, its life-changing mission and amazing customers, and the company’s incredible team across the globe,” said Marc Stoll. “The entire Owlet community is strong, and I look forward to helping guide this company in its next chapter of advancement in medical grade, at-home infant health monitoring.”

Prior to Eclipse, Stoll was President and COO at Nextiva and has more than two decades of experience combining his financial and technology expertise derived from time as CFO at Anaplan and as Vice President of Worldwide Sales Finance at Apple. Stoll also served as Corporate Controller at CA, Inc. and as Head of Technology Equity Research at Julius Baer Investment Management. He has served on the public boards of Arista Networks, Earthlink and Windstream, and on private boards as an investor and advisor.

Owlet values Stoll’s strong operational, financial, and consumer experience in order to accelerate the Company’s global growth strategies in its consumer and medical product distribution channels. Stoll’s personal experience with remote patient monitoring and his passion for life-impacting health technologies make him a valuable addition to Owlet’s Board.

"I’ve had the pleasure of working with Marc during the recent months, and I believe his appointment to Owlet’s Board of Directors will help us continue on our growth trajectory,” said Kurt Workman, Owlet CEO and Co-Founder. “Marc, as a part of Eclipse, has proven himself to be a beneficial resource with his operational and consumer product experience. Now, as a Board member, I see him working closely with our current directors to help facilitate our progress with go-to-market strategy for our first FDA-cleared pulse-oximetry medical device, BabySat™, and future product developments. I’m excited to continue our work together and see the value Marc will add to our Board.”

Stoll will be the replacement designee of Eclipse, which maintains the right to designate up to two directors as a result of the Company’s February 2023 preferred stock financing, replacing Jayson Knafel who resigned from Owlet’s Board and stepped away as a Partner of Eclipse into a full-time CFO role.

About Owlet, Inc.

Owlet was founded by a team of parents in 2012. Owlet’s mission is to empower parents with the right information at the right time, to give them more peace of mind and help them find more joy in the journey of parenting. Owlet’s digital parenting platform aims to give parents real-time data and insights to help parents feel calmer and more confident. Owlet believes that every parent deserves peace of mind and the opportunity to feel their well-rested best. Owlet also believes that every child deserves to live a long, happy, and healthy life, and is working to develop products to help further that belief. To learn more, visit www.owletcare.com.

About Eclipse

With over $4 billion in assets under management, 70-plus portfolio companies, and a team of investors with deep operating expertise in technology, manufacturing, supply chain, logistics, healthcare, and consumer products, Eclipse is a leading U.S. venture capital firm. Its leadership team has the experience necessary to create and scale complex operations. Eclipse partners with exceptional companies that make physical industries more efficient, resilient, and profitable. For more information, visit www.eclipse.vc.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s growth prospects, expanded product offerings and the impacts of new leadership. In some cases, you can identify forward-looking statements by terms such as “estimate,” “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “goal,” “potential,” “upcoming,” “outlook,” “guidance,” the negation thereof, or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by our forward-looking statements. Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, (i) the regulatory pathway for Owlet’s products, including submissions to, actions taken by and decisions and responses from regulators, such as the FDA and similar regulators outside of the United States, as well as Owlet’s ability to obtain and maintain regulatory approval or certification for our products and other regulatory requirements and legal proceedings; (ii) Owlet’s competition and the Company’s ability to profitably grow and manage growth; (iii) the Company’s ability to enhance future operating and financial results or obtain additional financing to continue as a going concern; (iv) Owlet’s ability to obtain additional financing in the future, as well risks associated with the Company’s current loan and debt agreements, including compliance with debt covenants, restrictions on the Company’s access to capital, the impact of the Company’s overall debt levels and the Company’s ability to generate sufficient future cash flows to meet Owlet’s debt service obligations and operate Owlet’s business; (v) the ability of Owlet to implement strategic initiatives, reduce costs, grow revenues, develop and launch new products, innovate and enhance existing products, meet customer demands and adapt to changes in consumer preferences and retail trends; (vi) Owlet’s ability to acquire, defend and protect its intellectual property and satisfy regulatory requirements, including but not limited to requirements concerning privacy and data protection, breaches and loss, as well as other risks associated with Owlet’s digital platforms and technologies; (vii) Owlet’s ability to maintain relationships with customers, manufacturers and suppliers and retain Owlet’s management and key employees; (viii) Owlet’s ability to upgrade and maintain its information technology systems; (ix) changes in applicable laws or regulations; (x) the impact of and disruption to Owlet’s business, financial condition, operations, supply chain and logistics due to economic and other conditions beyond the Company’s control, such as health epidemics or pandemics, macro-economic uncertainties, social unrest, hostilities, natural disasters or other catastrophic events; (xi) the possibility that Owlet may be adversely affected by other economic, business, regulatory, competitive or other factors, such as changes in discretionary consumer spending and consumer preferences; and (xii) other risks and uncertainties set forth in the Company’s other releases, public statements and filings with the U.S. Securities and Exchange Commission (“SEC”), including those identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023 and as any such factors may be updated from time to time in the Company’s other filings with the SEC. All such forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Moreover, the Company operates in an evolving environment. New risk factors and uncertainties may emerge from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict such events or how they may affect Owlet. Except as required by law, the Company assumes no obligation to update any forward-looking statements after the date of this press release, whether because of new information, future events or otherwise, although Owlet may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

Contacts
Investors and Media
Mike Cavanaugh
Westwicke/ICR
Phone: +1.617.877.9641
mike.cavanaugh@westwicke.com